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                                                                   Exhibit 10.62


                                  AMENDMENT #1
                           TO CAPCO SECURITY AGREEMENT
                                FEBRUARY 12, 2003

CLIENT COVENANTS:
PARAGRAPH 11 AS FOLLOWS:
CLIENT agrees to sell to CAPCO ALL ACCOUNTS RECEIVABLE, (Accounts) mechanic's lien(s), and rights to payment under any stop notice(s), or bonded stop notice(s) securing payment of those Accounts created by CLIENT in the course of its business, existing as of the date of this agreement or thereafter created during the term of this agreement, subject to approval and verification by CAPCO.
CAPCO is not obligated to advance funds for the purchase of All Accounts from CLIENT. When CLIENT notifies CAPCO of it's Accounts, CLIENT shall provide the original Assigned Account (Invoice) together with one copy thereof, a copy of the bill of lading contract, purchase order, purchase order number, and/or any other requisite supporting documentation corresponding to said Accounts and appropriate to the business of CLIENT.

IS REPLACED BY:

CLIENT agrees to sell to CAPCO ALL ACCOUNTS RECEIVABLE, (Accounts) mechanic's lien(s), and rights to payment under any stop notice(s), or bonded stop notice(s) securing payment of those Accounts created by CLIENT in the course of its business, existing as of the date of this agreement or thereafter created during the term of this agreement, subject to approval and verification by CAPCO.
CAPCO is not obligated to advance funds for the purchase of All Accounts from CLIENT. When CLIENT notifies CAPCO of it's Accounts, CLIENT shall provide a copy of the original Assigned Account (Invoice) a copy of the bill of lading contract, purchase order, purchase order number, and/or any other requisite supporting documentation corresponding to said Accounts and appropriate to the business of CLIENT, as requested by CAPCO.

PARAGRAPH 13 AS FOLLOWS:
D. CLIENT will promptly notify CAPCO in writing of any proposed change in CLIENT'S place of business, name, legal entity, corporate structure, record-keeping location, and/or as to any additional place of business, or expiration of any special license(s), or transfer of assets, or technology, to a third party, or proposed change in ownership in excess of twenty five percent, (25%), of outstanding shares;
G. CLIENT'S taxes are not delinquent nor has CLIENT been subject to a tax levy by any governmental entity nor are there now on file in any public office tax liens affecting CLIENT other than those delinquencies, levies and/or liens which have been disclosed by CLIENT to CAPCO;

IS REPLACED BY:

D. CLIENT will promptly notify CAPCO in writing of any proposed change in CLIENT'S place of business, name, legal entity, corporate structure, record-keeping location, and/or as to any additional place of business, or proposed change in ownership in excess of fifty-one percent, (51%), of outstanding shares;
G. CLIENT'S taxes are not delinquent nor has CLIENT been subject to a tax levy, in excess of $5,000, by any governmental entity nor are there now on file in any public office tax liens
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affecting CLIENT other than those delinquencies, levies and/or liens which have been disclosed by CLIENT to CAPCO;

PARAGRAPH 15 AS FOLLOWS:
All Accounts shall be the sole property of CAPCO, but if for any reason a payment owing on said Accounts shall be paid to CLIENT; CLIENT shall promptly notify CAPCO of such payment, shall hold any check, draft or money so received in trust and for the benefit of CAPCO , and shall pay over such check or draft in-kind, or money, to CAPCO promptly and without delay. All of CLIENT'S invoices shall bear the address of CAPCO'S LOCK BOX as the "REMIT TO" address, and CLIENT agrees that ALL remittances for payment on ALL Accounts shall be made to the CAPCO LOCK BOX or other repository authorized in writing by CAPCO.

IS REPLACED BY:

All Accounts shall be the sole property of CAPCO, but if for any reason a payment owing on said Accounts shall be paid to CLIENT; CLIENT shall promptly notify CAPCO of such payment, shall hold any check, draft or money so received in trust and for the benefit of CAPCO , and shall pay over such check or draft in-kind, or money, to CAPCO promptly and without delay. All of CLIENT'S invoices shall bear the address of A BANK LOCK BOX ACCEPTABLE TO CAPCO; as the "REMIT TO" address, and CLIENT agrees that ALL remittances for payment on ALL Accounts shall be made to the BANK LOCK BOX or other repository authorized in writing by CAPCO.

PARAGRAPH 21 AS FOLLOWS:
CLIENT will not transfer, pledge, or give a security interest of the Assets sold or Collateral granted to CAPCO to any other party.

IS REPLACED BY:

CLIENT will not transfer, pledge, or give a security interest of the Accounts sold or Collateral granted to CAPCO to any other party.

PARAGRAPH 28 AS FOLLOWS
Funds advanced by CAPCO to CLIENT are subject to DAILY FEE OF CUPERTINO NATIONAL BANK PRIME RATE + 5.000% /360 (EQUIVALENT TO A MONTHLY DISCOUNT FEE OF CUPERTINO NATIONAL BANK PRIME RATE + 5.000% /12 ) PER CENT calculated on the daily balance (as reported on the CLIENT Liability Detail Report) owing to CAPCO. This period will usually be 1 calendar day except for weekends and or weeks where holidays or other non-operating days prevent the fee from being taken on a daily basis.

IS REPLACED BY:

Funds advanced by CAPCO to CLIENT are subject to DAILY FEE OF CUPERTINO NATIONAL BANK PRIME RATE + 5.000% /360 (EQUIVALENT TO A MONTHLY DISCOUNT FEE OF CUPERTINO NATIONAL BANK PRIME RATE + 5.000% /12 ) PER CENT calculated on the daily balance (as reported on the CLIENT Liability Detail Report) owing to CAPCO. This period will usually be 1 calendar day except for weekends and or weeks where holidays or other non-operating days prevent the fee from being taken on a daily basis. No fee will accrue on balances of zero or balances less that zero.

DEFAULT:
PARAGRAPH 36 AS FOLLOWS:
H. If any unpaid judgment or tax lien exists against CLIENT;
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I. If CAPCO with reasonable cause and in good faith determines that it's purchased asset or collateral is impaired for any reason whatsoever;
J. Terminating prior to end of initial term;
K. Any change in CLIENT'S place of business, name, legal entity, corporate structure, record-keeping location, and/or as to any additional place of business, or expiration of any special license(s), or transfer of assets, or technology, to a third party, or proposed change in ownership in excess of twenty five percent, (25%), of outstanding shares.

IS REPLACED BY:

H. If any unpaid judgment or tax lien exists against CLIENT, in excess of $5,000, and not released within 5 working days thereof;
I. If CAPCO with reasonable cause and in good faith determines that it's purchased asset or collateral is impaired for any reason whatsoever and the issue is not resolved within 2 business days of notice from CAPCO;
J. Terminating prior to end of initial term with any amount still due to CAPCO from Client;
K. Any change in CLIENT'S place of business, name, legal entity, corporate structure, record-keeping location, and/or as to any additional place of business, or proposed change in ownership in excess of fifty-one percent, (51%), of outstanding shares.

REMEDIES AFTER DEFAULT:
PARAGRAPH 37 AS FOLLOWS:
K. CAPCO is authorized by CLIENT to receive, direct and forward, open, and dispose of all mail addressed to CLIENT at any address used by CLIENT to receive mail.

IS REPLACED BY:

K. CAPCO is authorized by CLIENT to receive, open, direct and forward, all mail addressed to CLIENT at any address used by CLIENT to receive mail.

GENERAL:
PARAGRAPH 50 AS FOLLOWS:
50. ENTIRE AGREEMENT: This instrument contains the entire Agreement between the parties. Any addendum or modification hereto will be signed by both parties and attached hereto.

IS REPLACED BY:

50. ENTIRE AGREEMENT: This instrument and related documents contain the entire Agreement between the parties. Any addendum or modification hereto will be signed by both parties and attached hereto.













This amendment is effective and applicable to invoices purchased after February 12, 2003 All other terms, covenants and conditions will remain in effect and unchanged.
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PACIFIC COAST TECHNOLOGIES, INC.

By:________________________________

Title:_____________________________


CAPCO FINANCIAL COMPANY, A
DIVISION OF CUPERTINO NATIONAL BANK

By:________________________________

Title:_____________________________